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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-78452 and No. 333-06677) of Microelectronic Packaging Inc. of our report dated April 11, 1995 appearing on page F-2 of this Form 10-K.



PRICE WATERHOUSE LLP

San Diego, California
April 12, 1997